CUSTODIAN AND TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

SUB-CUSTODIAN
Chase Manhattan Corporation
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

WORLDWIDE VALUE FUND, INC.
P.O. BOX 1476
7 EAST REDWOOD STREET, 10TH FLOOR
BALTIMORE, MD 21203-1476

                          [WORLDWIDE VALUE FUND LOGO]

                             REPORT TO SHAREHOLDERS
                            FOR THE SIX MONTHS ENDED
                                  JUNE 30, 1997

                           LOMBARD ODIER INTERNATIONAL
                          PORTFOLIO MANAGEMENT LIMITED
                               Investment Adviser

                          LEGG MASON FUND ADVISER, INC.
                              Investment Consultant
                                and Administrator

TO OUR SHAREHOLDERS,

     At the April 30, 1997 annual meeting of shareholders, the proposal recommending that Worldwide Value Fund open-end by merging with the newly created Bartlett Europe Fund passed. Voting results are listed on the next page and our financial report follows. Prior to the merger, the Fund paid a $1.50 per share long-term capital gain distribution. Many shareholders reinvested the distribution in additional shares of the Fund.

     As this letter is written, we have just completed our first month as the Bartlett Europe Fund. The merger and conversion went very smoothly. There were a few "bumps" and we received several shareholder questions, but overall we were pleased with the transition.

     We are excited about our reorganization as the Bartlett Europe Fund. Our current portfolio managers are the same managers whose Worldwide Value Fund performance over the last five years was exceptional. As Bartlett Europe, the Fund's focus will continue to be on European investments, an area which Lombard Odier International Portfolio Management, the Fund's Sub-Adviser, believes holds great promise as companies restructure and work to improve shareholders' value.

     As a result of our reorganization, several officer and director changes have occurred. Charles J. Swindells, who served admirably as the Worldwide Value Fund's Chairman since its inception in 1986, has stepped down.Lorrence T. Kellar, a trustee of the Bartlett Capital Trust (of which Bartlett Europe Fund is a series), serves as Chairman of the Board and I serve as the Trust's President. I am a Senior Portfolio Manager and a Managing Director of Bartlett & Co., the Adviser to the Bartlett Capital Trust.

     We hope you are as excited about the Fund's potential as we are; we will work hard to achieve the Fund's objectives. We appreciate your support of the Fund through this transition and we welcome your comments. If you don't have a current copy of our prospectus or want one to pass on to another investor, please call our distributor at 1-800-800-3609.

                                                        Sincerely,

                                                        /s/ Dale H. Rabiner
                                                        ------------------------
                                                        Dale H. Rabiner, CFA
                                                        President,
                                                        Bartlett Capital Trust

August 18, 1997

                         ANNUAL MEETING OF SHAREHOLDERS
                                 VOTING RESULTS

     The Fund's annual meeting of shareholders was held on April 30, 1997. Of the 3,222,252 shares outstanding, the following shares (in thousands) were voted at the meeting:

                                                                        For             Against        Abstain
                                                                       -----            -------        -------
Election of seven directors:
  A. John W. Campbell                                                  2,806               --              60
  Edmund J. Cashman, Jr.                                               2,813               --              53
  Henri Deegenaar                                                      2,813               --              53
  Ian F. H. Grant                                                      2,812               --              54
  Charles J. Swindells                                                 2,809               --              57
  Robert H. C. van Maasdijk                                            2,809               --              57
  Wolfgang E. Furst zu Ysenburg                                        2,813               --              53
Ratification of selection of Coopers
  & Lybrand L.L.P. as the Fund's independent
  accountants for the year ending December 31, 1997                    2,819               18              29
Proposal recommending that the shareholders
  consider an Agreement and Plan of Conversion and
  Liquidation under which Bartlett Europe Fund would
  acquire the assets and liabilities of the Fund.                      1,675               80              58

INVESTMENT ADVISERS' COMMENTS

                                2ND QUARTER 1997

                     MSCI European Index             +8.9%
                     Worldwide Value Fund            +6.7%

MARKET REVIEW

     The two main themes of the second quarter were the firm Dollar and the strong US equity markets, both of which provided the impetus for the European bourses. All the major European markets performed well during the second quarter, taking their cue from events in the US, where the market's inexorable rise continued.

     The quarter began somewhat nervously. After a strong start to the year, some sort of correction appeared inevitable, but this was very short-lived. Concerns over the accelerating pace of economic activity in the US sent the Dow plunging, dragging the European markets down with it. However, these concerns were rapidly forgotten on the release of favourable CPI data and the weakest monthly durable goods orders since 1991. As a result the Dow rose 280 points in three days and the tone was set in Europe for the remainder of the quarter. All the major European bourses reached record levels during Q2 with most ending the period under review only just short of these levels.

     Politics came to the fore in both France and the UK. President Chirac called early elections in France and must rue his decision to do so. His aim was to give the then incumbent (right-wing) government a renewed 5 year mandate, during which time it would steer France into EMU and see him to the end of his term of presidency. He clearly misjudged the mood of the electorate which expressed its dissatisfaction with record unemployment levels and a crippling tax regime by granting a surprise victory to the Socialists. Chirac must now endure a period of cohabitation for the rest of his presidency, i.e. a right-wing President in the Elysee with a left-wing government in the National Assembly. The French market fell sharply on the initial outcome as doubts over the future of the privatisation programme and the freedom of companies to restructure their operations were raised. However, the market began to take a more sanguine view of events and rebounded towards the end of Q2.

     The outcome of the long-awaited General Election in the UK was more of a foregone conclusion. "New Labour" under Tony Blair swept to a record Labour majority and set about establishing a new government with considerable verve. The Bank of England was granted full independence regarding monetary policy. This sent the Gilt market soaring over 4 points in one day. Meanwhile the UK economy remains buoyant, boosted by a significant improvement in the housing market and over (pound)30bn in windfall shares handed out from the recently privatised building societies. In order to rein back the economy, interest rates were raised twice during Q2 to 6 1/2%. This provided more support for Sterling which rose further and broke through the 2.90 level vs. the DEM and is thus of some concern to the export sector.

     The European debate over EMU and the form it will finally take became increasingly heated. Many countries are struggling to reach the deficit targets set down in the Maastricht treaty. As a consequence, various one-off measures and "fudges" are being considered just to "make the cut." Clearly this is not what was originally intended and has led to acrimonious exchanges among the European heads of Finance. Germany, in particular, has been a vociferous advocate of a strong Euro (by implication this excludes Italy and Spain at the first stage of EMU). However, as it became clear that Germany might not make the grade, a bitter public row broke out between Finance Minister Waigel, who wants to re-value Germany's gold reserves thus bringing Germany within the 3% deficit/GDP target, and Bundesbank President Tietmeyer who was adamantly against such action, arguing that it would undermine Germany's credibility.

     The surprise victory of the Socialists in France added another twist to the EMU saga. The French Prime Minister Jospin and other socialist leaders appear more concerned with the immediate issues of growth and unemployment rather than strict financial targets and therefore, a broader-based EMU, including Italy and Spain, seems more likely. The high-yielding bond markets of Sweden, Italy and Spain all benefited from this expectation, with a considerable tightening of yields towards German levels. This also spurred on the equity markets, particularly in Spain, Europe's best performing market, rising 26% over the period.

     In terms of corporate news, Philips first released spectacular Q1 results, well ahead of the most optimistic forecasts, then announced its intention to merge its telecom activities with those of Lucent and gave further details of the restructuring measures being implemented at its Sound &Vision division. Consequently, Philips rose over 50% in Q2.

     In contrast, Q1 results in Sweden were largely disappointing, highlighted by profits warnings from the two pharmaceutical stocks, Astra and Pharmacia & Upjohn. Ericsson and Nokia were the exceptions, both rising strongly, having indicated that growth for their digital handsets exceeded 100% in Q1.

     Swiss pharmaceutical giant Roche made its largest ever acquisition. Roche paid $11.5bn for the private German diagnostics company Boehringer Mannheim. The deal came as some surprise as it fell outside of Roche's mainstream pharmaceutical business.

     Grand Met and Guinness announced a (pound)24bn merger, although it is currently unclear whether it will be allowed under competition rules. Also in the UK, the recently de-mutualised building societies, the Alliance &Leicester, the Halifax, as well as the Norwich Union, came to the market and were well-received.

INVESTMENT STRATEGY

     Our geographical asset allocation is derived from our stock selection. Our two basic tenets of investment strategy centre on long-term growth and tangible corporate change. To warrant inclusion in the portfolio, a stock must show either of these characteristics. Much emphasis is also placed on management quality and the prospects for the sector in which a stock operates.

     We continue to maintain our overweight position in the Netherlands, as we find many well-run growth companies here. German and Swedish weightings were cut back however.

     In terms of stocks, BASF was sold as we see little potential for further outperformance from here and Dresdner Bank was added to the portfolio as it will be a beneficiary of the restructuring of the German financial sector which we believe is beginning to take place. Veba was also sold to make way for Fresenius where the growth prospects are particularly attractive. Astra was sold because of the deteriorating outlook for its major product, Losec. We also reduced Roche in favour of Novartis. The main change in the UK was the increase in financial weighting through the additions of the Halifax, the Norwich Union and HSBC, the UK's largest stock, which is benefiting not only from the strong economic environment in the UK but also from its exposure to the fast-growing Far East.

OUTLOOK

     We believe that the Fund remains well positioned in high quality stocks to benefit from the current low growth, low inflationary environment. We believe that good stock-picking is the key to outperformance in such an environment and therefore we are hopeful that the Worldwide Value Fund will show solid performance in the second-half of the year.

                                                              Ronnie Armist
                                                              Mark Lloyd-Price

August 11, 1997

================================================================================
INDUSTRY DIVERSIFICATION
Worldwide Value Fund, Inc. / June 30, 1997
================================================================================

                                                          % of Net     Market
                                                           Assets       Value
                                                          --------     ------
                                                                        (000)

Pharmaceuticals and Health Care                             14.8%      $12,152
Banking                                                     11.8         9,661
Retail Sales                                                11.6         9,503
Telecommunications                                          10.5         8,631
Finance                                                      7.4         6,101
Oil and Gas                                                  5.7         4,663
Miscellaneous Services                                       5.5         4,555
Insurance                                                    5.2         4,285
Aerospace/Defense                                            4.3         3,516
Automotive                                                   4.1         3,352
Consumer Non-Durable Goods                                   3.8         3,117
Electrical Equipment                                         3.2         2,638
Publishing                                                   3.1         2,557
Leisure                                                      2.7         2,230
Utilities                                                    2.3         1,883
Chemicals                                                    1.9         1,595
Engineering                                                  1.8         1,446
Consumer Durable Goods                                       1.6         1,290
Multi-Industry                                               1.6         1,278
Transportation                                               1.2         1,001
Metals                                                       1.1           931
Human Resources                                              0.1           111
                                                           -----       -------
Total Investment Portfolio                                 105.3        86,496
Other Assets Less Liabilities                               (5.3)       (4,331)
                                                           -----       -------
NET ASSETS                                                 100.0%      $82,165
                                                           =====       =======

================================================================================
STATEMENT OF NET ASSETS / Unaudited
Worldwide Value Fund, Inc. / June 30, 1997 / Amounts in Thousands
================================================================================

                                   SHARES         VALUE
                                   ------         -----
COMMON STOCKS AND
  EQUITY INTERESTS--103.0%
AUSTRIA--2.9%
   Voest-Alpine Stahl AG              21        $   931
   Voest-Alpine Technologie AG         8          1,446
                                                -------
                                                  2,377
                                                -------
FRANCE--16.2%
   Alcatel Alsthom                    15          1,915
   AXA-UAP                            28          1,743
   Christian Dior SA                  11          1,799
   Compagnie Bancaire SA               9          1,123
   Guilbert SA                         9          1,332
   Pinault-Printemps SA                3          1,629
   Sodexho SA                          4          1,812
   Total SA                           20          1,991
                                                -------
                                                 13,344
                                                -------
GERMANY--12.9%
   Adidas AG                          12          1,290
   Daimler-Benz AG                    24          1,931
   Dresdner Bank AG                   47          1,639
   Fresenius AG                        6          1,362
   Gehe AG                            18          1,255
   Hoechst AG                         38          1,595
   Metro AG                           14          1,567
                                                -------
                                                 10,639
                                                -------
GREECE--2.0%
   Hellenic Telecommunication
     Organization S.A.                20            459
   Hellenic Telecommunication
     Organization S.A. GDR           100          1,152
   Hellenic Telecommunication
     Organization S.A. - Rights       20              2(A)
                                                -------
                                                  1,613
                                                -------
HUNGARY--2.2%
   Richter Gedeon Rt                  20          1,841
                                                -------
ITALY--2.5%
   ENI                               355          2,012
                                                -------


                                   SHARES         VALUE
                                   ------         -----
NETHERLANDS--18.2%
   ABN Amro Holding N.V.              83        $ 1,551
   Aegon N.V.                         17          1,207
   Gucci Group                        20          1,318
   Koninklijke Ahold NV               25          2,119
   ING Groep N.V.                     45          2,084
   Philips Electronics N.V.           37          2,638
   Vedior                              4            111(A)
   Vendex International N.V.          25          1,349
   VNU-Verenigde Nederlandse
     Uitgeversbedrijven Verenigd
     Bezit                            65          1,427
   Wolters Kluwer NV                   9          1,130
                                                -------
                                                 14,934
                                                -------
SPAIN--4.5%
   Banco Santander SA                 65          2,003
   Telefonica de Espana               59          1,700
                                                -------
                                                  3,703
                                                -------
SWEDEN--2.8%
   Telefonaktiebolaget LM Ericsson    57          2,261
                                                -------


SWITZERLAND--8.3%
   Credit Suisse Group                 9          1,120
   Novartis                            3          4,123
   Roche Holding AG                 N.M.          1,556
                                                -------
                                                  6,799
                                                -------
UNITED KINGDOM--29.8%
   BBA Group plc                     275          1,624
   Barclays PLC                      104          2,064
   British Aerospace PLC              85          1,892
   British-Borneo Petroleum
     Syndicate PLC                    28            660
   Carpetright plc                   183          1,530
   Granada Group plc                 170          2,230
   HSBC Holdings plc                  43          1,324
   Halifax plc                       122          1,570(A)
   Henlys Group plc                  187          1,421
   Lloyds TSB Group plc              125          1,284
   Next Plc                          116          1,310
   Norwich Union plc                 252          1,335(A)
   Rentokil Initial PLC              402          1,410
   Stagecoach Holdings plc            95          1,001
   Vodafone Group plc                234          1,142
   Wassall PLC                       248          1,278
   Zeneca Group plc                   42          1,411(A)
                                                -------
                                                 24,486
                                                -------
                                       7

================================================================================
STATEMENT OF NET ASSETS / Continued
Worldwide Value Fund, Inc. / June 30, 1997 / Amounts in Thousands
================================================================================

                                   SHARES         VALUE
                                   ------         -----

UNITED STATES OF AMERICA--0.7%
   Ultrafem, Inc.                      44        $   604(A)
                                                 -------

Total Common Stocks and Equity
   Interests
   (Identified Cost--$67,095)                     84,613
                                                 -------

PREFERRED STOCK--2.3%
ITALY--2.3%
   Telecom Italia S.p.A. - Savings Shares
   (Identified Cost--$1,275)         1,053         1,883
                                                 -------
Total Investments--105.3%
   (Identified Cost--$68,370)                     86,496
Other Assets Less Liabilities--(5.3)%             (4,331)
                                                 -------
NET ASSETS--100.0%                               $82,165
                                                 =======


NET ASSETS CONSISTING OF:
Common stock at par value
   $.001 per share, authorized
   50,000 shares, issued and
   outstanding 3,222
   shares                                        $     3
Accumulated paid-in capital                       59,138

Overdistributions of net
   investment income                                 (35)

Undistributed net realized gain on
   investments and foreign currency
   transactions                                    4,955

Unrealized appreciation of
   investments and foreign
   currency transactions                          18,104
                                                 -------

NET ASSETS--100.0%                               $82,165
                                                 =======

NET ASSET VALUE PER SHARE                         $25.50
                                                  ======
----------
   (A) Non-income producing
  N.M. Not meaningful

     See notes to financial statements.

==========================================================================================
STATEMENT OF OPERATIONS / Unaudited
Worldwide Value Fund, Inc. / For the Six Months Ended June 30, 1997 / Amounts in Thousands
==========================================================================================
INVESTMENT INCOME:
   Dividends                                                     $1,029
   Interest                                                          29
   Less foreign income tax expense                                 (123)
                                                                 ------
     Total investment income                                                      $ 935

EXPENSES:
   Investment advisory fee                                          403
   Administration fee                                                81
   Custodian fees                                                   105
   Legal and audit fees                                              92
   Reports to shareholders                                           33
   Directors' fees and expenses                                      27
   Transfer agent and shareholder servicing expense                  13
   Registration expense                                               8
   Other expenses                                                    25
                                                                 ------
     Total expenses                                                                 787
                                                                                 ------
NET INVESTMENT INCOME                                                               148

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Realized gain on:
     Investments                                                  9,679
     Foreign currency transactions                                  469
   Unrealized gain (loss):
     Investments                                                   (803)
     Assets and liabilities denominated in foreign currencies         5
                                                                 ------
NET REALIZED AND UNREALIZED GAIN                                                  9,350
                                                                                 ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $9,498
                                                                                 ------

----------
See notes to financial statements.

================================================================================
STATEMENT OF CHANGES IN NET ASSETS
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================

                                                                              For the Six             For the
                                                                             Months Ended           Year Ended
                                                                             June 30, 1997         Dec. 31, 1996
                                                                             -------------         -------------
                                                                              (Unaudited)
CHANGE IN NET ASSETS:
OPERATIONS:

   Net investment income                                                        $   148              $    55
   Net realized gain on investments and foreign currency transactions            10,148                9,795
   Change in unrealized appreciation of investments
     and foreign currency transactions                                             (798)               8,729
                                                                                -------              -------
   Increase in net assets resulting from operations                               9,498               18,579
   Distributions to shareholders from
     net realized gain on investments                                            (4,834)              (9,518)
   Change in net assets from Fund stock transactions                              6,510                 (319)
                                                                                -------              -------
   Increase in net assets                                                        11,174                8,742
NET ASSETS:

   Beginning of period                                                           70,991               62,249
                                                                                -------              -------
   End of period (including overdistributions of net investment
     income of $35 and $183, respectively)                                      $82,165              $70,991
                                                                                =======              =======

----------
See notes to financial statements.

================================================================================
FINANCIAL HIGHLIGHTS
Worldwide Value Fund, Inc.
================================================================================
     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                          For the Six                  For the Years Ended December 31,
                                          Months Ended     -------------------------------------------------------
                                          June 30, 1997      1996        1995        1994        1993       1992
                                          -------------    --------    --------    --------    --------   --------
                                           (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value beginning of period           $24.24        $21.13      $17.68      $18.46      $14.29      $15.44
                                              ------        ------      ------      ------      ------      ------
Net investment income (loss)                     .05           .02         .01        (.03)        .14         .08
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  2.71          6.34        3.50        (.75)       4.13       (1.19)
                                              ------        ------      ------      ------      ------      ------
Total from investment operations                2.76          6.36        3.51        (.78)       4.27       (1.11)
                                              ------        ------      ------      ------      ------      ------
Dividends and distributions paid:
   Net investment income                          --            --        (.06)         --        (.05)       (.04)
   Net realized gains                          (1.50)        (3.25)         --          --          --          --
   In excess of net investment income             --            --          --          --        (.05)         --
                                              ------        ------      ------      ------      ------      ------
Total dividends and distributions              (1.50)        (3.25)       (.06)         --        (.10)       (.04)
                                              ------        ------      ------      ------      ------      ------
Net asset value, end of period                $25.50        $24.24      $21.13      $17.68      $18.46      $14.29
                                              ======        ======      ======      ======      ======      ======
Market value per share, end of period         $24.375       $22.00      $16.88      $14.25      $16.625     $12.00
                                              ======        ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN:
  Based on market value per share              17.6%(B)       49.5%       18.8%      (14.3%)      39.3%       (3.7%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses                                      2.0%(A)        2.0%        2.1%        2.1%        2.1%        2.2%
  Net investment income                         0.4%(A)        0.1%        0.1%          --        0.9%        0.5%
Portfolio turnover rate                       141.6%(A)      109.0%      147.7%       75.0%       66.8%      148.4%
Average commission rate paid(C)               .0427          .0313          --          --          --         --
Net assets at end of period (in thousands)   $82,165        $70,991     $62,249     $53,135     $55,486     $42,930

----------
(A) Annualized
(B) Not annualized
(C) Pursuant to SEC regulations adopted for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
    See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS / Unaudited
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================


1. SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------
Worldwide Value Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified investment company. The following accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

All securities for which market quotations are readily available are valued at the last sales price, or if no sales price is available at that time, at the mean between the latest bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the latest bid and asked prices. If market or bid and asked quotations are not available, securities will be valued as determined in good faith by the Board of Directors.

CURRENCY TRANSLATION

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

        (i) market value of investment securities, options, assets and liabilities are translated at the closing daily rate of exchange, and

        (ii) purchases and sales of investment securities, options, dividend and interest income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

FEDERAL INCOME TAX

No provision for federal income or excise tax is required, since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. The Fund expects to distribute annually to shareholders all of its net investment income and net realized short-term and long-term capital gain.

2. INVESTMENT TRANSACTIONS:
--------------------------------------------------------------------------------
Investment transactions for the six months ended June 30, 1997 (excluding short-term securities) were as follows:

  Purchases                                $56,500
  Proceeds from sales                       56,918

     At June 30, 1997, the cost of securities for federal income tax purposes was $68,370. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,024.

3. TRANSACTIONS WITH AFFILIATES:
--------------------------------------------------------------------------------
The Fund has an investment advisory agreement with Lombard Odier International Portfolio Management Limited ("Adviser") for which the Adviser receives a monthly fee at an annual rate of 1% of the Fund's net assets, based on the net assets on the last business day of each month. This rate is reduced on net asset values in excess of $100 million. The Adviser has managed the Fund's portfolio since its inception in 1986.

     The Fund has an administration contract with Legg Mason Fund Adviser, Inc. ("Administrator") for which the Administrator receives from the Fund a monthly fee at an annual rate of .20% of the Fund's net assets, based on the net assets on the last business day of each month. This rate is reduced on net asset values in excess of $100 million.

     The Administrator also serves as Investment Consultant ("Consultant") to the Adviser pursuant to an Investment Consultant Contract with the Adviser and the Fund. Under the Investment Consultant Contract, the Consultant provides the Adviser with investment advice, research and assistance, primarily regarding United States securities. For its services, the Consultant receives from the Adviser a monthly fee at the same rate and basis as in the Administration Contract discussed in the preceding paragraph.

4. FINANCIAL INSTRUMENTS:
--------------------------------------------------------------------------------
As part of the Fund's investment program, the Fund may utilize repurchase agreements, forward currency contracts, options and futures. The nature and risk of these financial instruments and the reason for using them are set forth more fully in the Fund's Prospectus.

REPURCHASE AGREEMENTS

All repurchase agreements are fully collateralized by obligations issued by the US government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

FORWARD CURRENCY CONTRACTS

The Fund may enter into foreign forward currency contracts to hedge against adverse changes in the relationship of the US dollar to foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward currency contracts are valued using the forward rate. As of June 30, 1997, the Fund had no open forward currency contracts.

OPTION TRANSACTIONS

     A call option written gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option written gives the option holder the right to sell the underlying security at a specified price until a specified date. Risks arise from the possible illiquidity of the options market and from movements in security values. No call options were written by the Fund during the period.

5. REORGANIZATION OF WORLDWIDE VALUE FUND, INC.
--------------------------------------------------------------------------------
On July 18, 1997, the Bartlett Europe Fund, a series of the Bartlett Capital Trust, an open-end management investment company, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding onJuly 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the New York Stock Exchange.

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